EXHIBIT 10.3

(Exhibit H
to Indenture)

FORM OF
INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of February 2, 2018 (as amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement"), is made by each of the signatories hereto (collectively, the "Grantors") in favor of Wilmington Trust, National Association, as collateral agent for the ratable benefit of the Secured Parties (in such capacity, the "Collateral Agent").

WHEREAS, Full House Resorts, Inc. (the "Company") has entered into that certain Indenture, dated as of February 2, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), by and among the Company, each guarantor (as named therein), and the Collateral Agent;

WHEREAS, the Grantors have executed and delivered that certain Security Agreement, dated as of the date hereof, in favor of the Collateral Agent for the ratable benefit of the Secured Parties (as amended, supplemented, or otherwise modified from time to time, the "Security Agreement"). All capitalized terms used herein without definition shall have the meaning given in the Security Agreement and, if not defined therein, shall have the meaning given in the Indenture; and

WHEREAS, under the terms of the Security Agreement, the Grantors have granted a security interest in certain Collateral, including, without limitation, certain Intellectual Property of the Grantors, to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition precedent to the extensions of credit under the Indenture to execute this Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

SECTION 1. GRANT OF SECURITY. Subject to compliance with applicable Gaming Laws and any requirements imposed by any applicable Gaming Authority, each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor’s rights, priorities and privileges with respect to Intellectual Property, whether arising under United States, state, multinational or foreign laws or otherwise, including, without limitation, all of such Grantor’s right, title and interest in and to the following (the "Intellectual Property Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

1.1    Trademarks. All Trademarks, including, but not limited to: (a) the registrations and applications referred to in Schedule 1 hereto; (b) all extensions or renewals of any of the foregoing; (c) all of the goodwill of the business connected with the use of and symbolized by the foregoing; (d) the right to sue for past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to goodwill; and (e) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit (collectively, the "Trademark Collaterals");

1.2    Trademark Licenses. Any and all agreements providing for the granting of any right in or to Trademark Collaterals (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 1 hereto;

1.3    Patents. All Patents, including, but not limited to: (a) each patent and patent application referred to in Schedule 1 hereto; (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof; (c) all rights corresponding thereto throughout the world; (d) all inventions and improvements described therein; (e) all rights to sue for past, present and future infringement or other violations thereof; (f) all licenses, claims, damages, and proceeds of suit arising therefrom; and (g) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit (collectively, the "Patent Collaterals");

1.4    Patent Licenses. Any and all agreements providing for the granting of any right in or to Patent Collaterals (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 1 hereto;

1.5    Copyrights. All Copyrights, including but not limited to: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 1 hereto; (ii) all extensions and renewals thereof; (iii) all rights corresponding thereto throughout the world; (iv) all rights to sue for past, present and future infringement or other violation thereof; and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit (collectively, the "Copyright Collaterals");

1.6    Copyright Licenses. Any and all agreements providing for the granting of any right in or to Copyright Collaterals (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 1 hereto;

1.7    Proceeds. Any and all Proceeds of any Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights, Copyright Licenses, and any and all Proceeds of the foregoing described in this Section 1.

Notwithstanding the foregoing, the Intellectual Property Collateral shall not include any Excluded Collateral.

SECTION 2. RECORDATION. Each Grantor authorizes and requests that the Register of Copyrights of the United States Copyright Office, the Commissioners for Patents and Trademarks of the United States Patent and Trademark Office and any other applicable government officer record this Agreement.

Each Grantor shall, at its sole expense, take all further actions necessary (or as reasonably requested by the Collateral Agent) to record and perfect its security interest in and to the Intellectual Property Collateral.

SECTION 4. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5. CONFLICT PROVISION. This Agreement has been entered into in conjunction with the provisions of the Security Agreement and the Indenture. The protections, indemnities, immunities, rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to, those set forth in the Security Agreement and in the Indenture, all terms and provisions of which are incorporated herein by reference, mutatis mutandis. In the event that any provisions of this Agreement are in conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

SECTION 6. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

FULL HOUSE RESORTS, INC.,
a Delaware corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Chief Financial Officer

FULL HOUSE SUBSIDIARY, INC.,
a Nevada corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Vice President and Treasurer

FULL HOUSE SUBSIDIARY II, INC.,
a Nevada corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Vice President and Treasurer

STOCKMAN’S CASINO,
a Nevada corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Vice President and Treasurer

GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

GAMING ENTERTAINMENT (NEVADA) LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Manager

SILVER SLIPPER CASINO VENTURE LLC,
a Delaware limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

GAMING ENTERTAINMENT (KENTUCKY) LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

RICHARD & LOUISE JOHNSON, LLC, a Kentucky limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

FHR-COLORADO LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

COLLATERAL AGENT:

WILMINGTON TRUST, National Association

By:    /s/ Lynn M. Steiner
Name:     Lynn M. Steiner
Title:    Vice President

SCHEDULE 1
to Intellectual Property
Security Agreement

INTELLECTUAL PROPERTY

(A)    Copyrights

None.

(B)    Copyright Licenses

None.

(C)    Patents

None.

(D)    Patent Licenses

None.

(E)	Trademarks

	File No.	Mark	Owner	Application/ Registration No.	Status
1	F0402.0020	AMERICAN PLACE	Full House Resorts, Inc.	86/714,046	Pending
2	F0402 - 0003	FULL HOUSE RESORT AND CASINO	Full House Resorts, Inc.	3,680,085	Registered
3	F0402 - 0001	FULL HOUSE RESORTS	Full House Resorts, Inc.	3,250,160	Registered
4	F0402 - 0002	FULL HOUSE RESORTS and Design	Full House Resorts, Inc.	3,250,177	Registered
5	T0448US00	GRAND LODGE CASINO and Design	Gaming Entertainment (Nevada) LLC	3,760,969	Registered
6	F0402.0040 / T04479US00	PLAYERS ADVANTAGE CLUB	Gaming Entertainment (Nevada) LLC	2,639,239	Registered
7	F0402.0012	RISING STAR CASINO RESORT and Design	Full House Resorts, Inc.	4,313,520	Registered
8	F0402.0011	RISING STAR CASINO RESORT	Full House Resorts, Inc.	4,296,062	Registered
9	F0402.0013	RISING STAR REWARDS and Design	Full House Resorts, Inc.	4,177,845	Registered
10	F0402.0014	RISING STAR REWARDS	Full House Resorts, Inc.	4,090,079	Registered
11	F0402.0017	STOCKMAN’S CASINO	Full House Resorts, Inc.	4,494,260	Registered
12		THE LODGE AT RISING STAR CASINO	Full House Resorts, Inc.	4,966,002	Registered
13	F0402.0019	THE LODGE AT RISING STAR CASINO and Design	Full House Resorts, Inc.	4,966,001	Registered
14	F0402.0022	Christmas Casino	Full House Resorts, Inc.	5130618	Registered
15		Cripple Creek Christmas Casino	Full House Resorts, Inc.	87749537	Pending
16		CRIPPLE CREEK CHRISTMAS CASINO & INN	Full House Resorts, Inc.	87749545	Pending
17		Cripple Creek Christmas Inn	Full House Resorts, Inc.	87749541	Pending
18		DESIGN ONLY	Full House Resorts, Inc.	87611953	Pending
19	F0402.0200	QUEEN CITY MARKET and Design	Full House Resorts, Inc.	3,862,067	Registered
20	F0402.0017/1	STOCKMAN’S CASINO and design	Full House Resorts, Inc.	5,287,710	Registered
21	F0402.0024	The Crippled Cow	Full House Resorts, Inc.	5325829	Registered
22	[_____]	9,494 Lounge	Full House Resorts, Inc.	Serial #87691610	Pending
23	T06348C200	A TRUE COLORADO STYLE CASINO	FHR-Colorado LLC	20121212537	Registered
24	T06349C200	BILLY’S CASINO	FHR-Colorado LLC	20141567981	Registered
25	T06352C200	BRONCO BILLY’S TRUE COLORADO CASINO & HOTEL	FHR-Colorado LLC	20151582869	Registered
26	T06347C200	BRONCO BILLY’S CASINO	FHR-Colorado LLC	20121155619	Registered
27	T06351C200	BUFFALO BILLY’S CASINO	FHR-Colorado LLC	20151582645	Registered
28	T06346C200	COLORADO’S BEST BET	FHR-Colorado LLC	19921047268	Registered
29	T06350C200	CRIPPLE CREEK’S LUCKY CASINO	FHR-Colorado LLC	20151559246	Registered

Domain Names:

Domain Name[2]	Registrant
fullhouseresorts.com	Full House Resorts, Inc.
grandlodgecasino.com	Gaming Entertainment Nevada, LLC
risingstarcasino.com	Full House Resorts, Inc.
risingstarrvpark.com	Full House Resorts, Inc.
risingstarcasinorvpark.com	Full House Resorts, Inc.
thechristmascasino.com	Full House Resorts, Inc.
stockmanscasino.com	Stockman’s Casino
broncobillyscasino.com	Bronco Billy’s Casino[3]
broncobillys.biz	Full House Resorts, Inc.
americanplace.us	Advanced Computer Technology[4]
silverslipper-ms.com*	Silver Slipper Casino Venture LLC
silverslippersports.com*	Silver Slipper Casino Venture LLC
silverslipperfantasysports.com*	Silver Slipper Casino Venture LLC
__________
2.    An asterisk (*) in this table denotes ownership with respect to the domain name registration.
3.    Registrant to be corrected after Closing to reflect the correct Grantor’s ownership.
4.    Registrant to be corrected after Closing to reflect the correct Grantor’s ownership.

(F)	Trademark Licenses

The following trademarks and domain names are licensed by Silver Slipper Licensing LLC to Silver Slipper Casino Venture LLC, pursuant to that certain Amended and Restated License Agreement, dated October 1, 2012. Silver Slipper Licensing LLC assigned the trademarks and its rights under the Amended and Restated Licensing Agreement to Silver Slipper Gaming, LLC on December 31, 2012.

	File No.	Mark	Owner	Application/ Registration No.	Status
1		S	Silver Slipper Gaming, LLC	5101374	Registered
2		S	Silver Slipper Gaming, LLC	5242061	Registered
3		S	Silver Slipper Gaming, LLC	5192737	Registered
4	T04482US00	S SILVER SLIPPER and Design	Silver Slipper Gaming, LLC	3,706,961	Registered
5	T04482US01	S SILVER SLIPPER and Design	Silver Slipper Gaming, LLC	3,346,341	Registered
6	T04481US00	SILVER SLIPPER	Silver Slipper Gaming, LLC	3,529,267	Registered
7	T04481US01	SILVER SLIPPER	Silver Slipper Gaming, LLC	3,681,464	Registered
8	T04481US02	SILVER SLIPPER	Silver Slipper Gaming, LLC	3,346,342	Registered
9		SILVER SLIPPER CASINO HOTEL	Silver Slipper Gaming, LLC	5101375	Registered
10	[_____]	SILVER SLIPPER CASINO HOTEL Design	Silver Slipper Gaming, LLC	5,188,114	Registered

Domain Names:

Domain Name[5]	Registrant
silverslipper-ms.com*	Silver Slipper Casino Venture LLC
silverslippersports.com*	Silver Slipper Casino Venture LLC
silverslipperfantasysports.com*	Silver Slipper Casino Venture LLC

(G)	Trade Secret Licenses

None.

__________
5.    An asterisk (*) in this table denotes the rights to use the domain names granted from Silver Slipper Gaming, LLC.